Unaudited condensed consolidated statements of comprehensive income or loss - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2019	Jun. 30, 2018	Jun. 30, 2019	Jun. 30, 2018
Unaudited condensed consolidated statements of comprehensive income or loss
Profit/(loss) for the period	$ (10,512)	$ 14,212	$ (4,613)	$ 56,753
Items that may be reclassified subsequently to profit or loss:
Effective portion of changes in fair value of cash flow hedges, net of amounts recycled to profit or loss	(1,225)	(296)	(2,464)	1,210
Other comprehensive (loss)/income for the period	(1,225)	(296)	(2,464)	1,210
Total comprehensive income/(loss) for the period	(11,737)	13,916	(7,077)	57,963
Attributable to:
Owners of the Group	(27,223)	(3,916)	(39,409)	16,894
Non-controlling interests	$ 15,486	$ 17,832	$ 32,332	$ 41,069